UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 28, 2010

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Date of Report (Date of earliest event reported)

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PHILLIPS-VAN HEUSEN CORPORATION
(Exact name of registrant as specified in its charter)

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Commission File Number 001-07572

Delaware (State or other jurisdiction of incorporation or organization)	13-1166910 (I.R.S. Employer Identification No.)

200 Madison Avenue

New York, New York  10016
(Address of principal executive offices, including zip code)

(212) 381-3500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On April 28, 2010, Phillips-Van Heusen Corporation announced the closing of its public offering of 5,750,000 shares of its common stock, which includes 750,000 shares that were sold pursuant to the exercise of the underwriters’ over-allotment option.

A copy of the press release announcing the closing of the common stock offering is attached as Exhibit 99.1 to this Report.

Item 9.01

Financial Statements And Exhibits.

 (d)

Exhibits:

Exhibit           Description

99.1

Press Release, dated April 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS-VAN HEUSEN CORPORATION

By:	/s/ Mark D. Fischer Mark D. Fischer
Senior Vice President

Date:	April 28, 2010

Exhibit Index

Exhibit           Description

99.1

Press Release, dated April 28, 2010